SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 8, 2002

Professionals Direct, Inc.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-49786 (Commission File Number)	38-3324634 (IRS Employer Identification no.)

161 Ottawa Avenue, N.W., Suite 607 Grand Rapids, Michigan (Address of principal executive offices)	49503 (Zip Code)

Registrant's telephone number,
including area code:  (616) 456-8899

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit:

	99.1	Press Release dated October 8, 2002

Item 9.        Regulation FD Disclosure.

                    On October 8, 2002, Professionals Direct, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This information is furnished, not filed.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 8, 2002	PROFESSIONALS DIRECT, INC. (Registrant)

By: /s/ Stephen M. Tuuk
Stephen M. Tuuk President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated October 8, 2002